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                                                                 EXHIBIT 10.7(k)



                       TENTH AMENDMENT TO CREDIT AGREEMENT
                    AND FIRST AMENDMENT TO SUPPORT AGREEMENT


         TENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SUPPORT AGREEMENT, dated as of September 17, 2004 (this "Amendment"), in respect of (i) the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "the Borrower"), the financial institutions from time to time parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, an Issuing Bank and Documentation Agent, and (ii) the Support Agreement, dated as of July 1, 2002, of Atmos Energy Corporation (the "Support Agreement").

         WHEREAS, the parties hereto desire to amend the Existing Credit Agreement and the Support Agreement as more fully set forth herein;

         NOW, THEREFORE, in consideration of premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

         2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

         (a) Subsection (a) of the definition of "Eligible Accounts" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new subsection (a) is inserted in lieu thereof:

                  "(a) Such Account (i) if for an amount in excess of $750,000.00, is acceptable to the Banks in their sole discretion and either (x) is the result of a sale to a Tier I or Tier II Account Party, or (y) is secured by letters of credit in form acceptable to the Banks in their sole discretion and issued by banks approved by the Banks in their sole discretion, or (ii) if for an amount of $750,000.00 or less, such Account will be included as a Tier II Account unless


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         such Account has been previously approved by the Banks as a Tier I
         Account;"

         (b) Subsection (i) of the definition of "Eligible Accounts" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new subsection (i) is inserted in lieu thereof:

                  "(i) No Account Debtor in respect of such Account is (i) incorporated in or primarily conducting business in any jurisdiction outside of the U.S., unless such Account Debtor and the Account is approved by the Banks and the Borrower is notified in writing by the Administrative Agent, or (ii) an Affiliate of the Borrower, other than Atmos Energy Corporation, provided, that as long as Atmos Energy Corporation maintains an S&P rating of BBB or a Moody's rating of Baa2 or better, and such Accounts would otherwise qualify as Eligible Accounts, Accounts of Atmos Energy Corporation (and its Subsidiaries and Affiliates that have been approved by Agents as Tier I Account Parties) may be included as Tier I Accounts to the extent that such Accounts do not exceed 50% of Borrower's total Accounts, provided, further, should Atmos Energy Corporation not maintain such ratings, and such Accounts would otherwise qualify as Eligible Accounts, Accounts of Atmos Energy Corporation may be included, subject to the approval of the Banks, as Eligible Accounts as a Tier I Account or a Tier II Account."


         (c) The definition of "Swap Bank" in Section 1.01, Certain Defined Terms, is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                  "'Swap Bank' means BNP Paribas, Societe Generale, or Fortis, or any Affiliate of BNP Paribas, Societe Generale, or Fortis, or any other Bank approved by the Agents."

         3. Amendment to Support Agreement. The sixth paragraph of the Support Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following new paragraph:

                  "Further, within 30 days of the event that our long-term unsecured debt is rated BBB- or lower by Standard and Poor's and Baa3 or lower by Moody's, we will cause you, for the benefit of the Banks (as defined in the Facility), to be named as an additional insured and loss payee under all applicable insurance policies by endorsement of such policies in a manner reasonably satisfactory to you."

         4. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that


                                      -2-
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(a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

         5. Conditions Precedent. This Amendment shall become effective on the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:


         (a) Fees and Expenses. Each of the Agents and the Banks parties to this amendment shall have received payment of a $2,500 amendment fee, in addition to any other fees or expenses owed to them by the Borrower as of the Effective Date,

         (b) Delivered Documents. On the Effective Date, the Administrative Agent shall have received executed originals of:

                  (i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Required Banks; and

                  (ii) such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

         (c) No Default. On the Effective Date, the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed and no Event of Default shall have occurred and be continuing.

         6. Miscellaneous.

(a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the "Loan Documents" shall be deemed to include, in any event, the Existing Credit Agreement, the First Amendment, dated as of December 23, 2002, the Second Amendment, dated as of February 7, 2003, the Third Amendment, dated as of February 28, 2003, the Fourth Amendment, dated as of March 31, 2003, the


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Fifth Amendment and Waiver, dated as of April 28, 2003, the sixth Amendment to
Credit Agreement, Global Amendment to Loan Documents and Waiver, dated as of October 1, 2003, the Amendment to Guaranty, dated as of October 1, 2003, the Seventh Amendment and Joinder Agreement, dated as of December 19, 2003, the Eighth Amendment and Joinder Agreement to Credit Agreement and First Amendment to Subordination Agreement, dated as of February 18, 2004, the Ninth Amendment to Credit Agreement, dated as of March 31, 2004, this Amendment, the Notes, the Guaranty, the Security Agreement, the L/C-Related Documents, the Swap Contracts, the Three Party Agreement, the Atmos Support Agreement, and all other documents delivered to the Administrative Agent or any Bank in connection therewith. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

         (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

         (d) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to the conflict of law principles thereof; provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

         (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

         (F) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



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                               [SIGNATURES FOLLOW]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                            BORROWER

                            ATMOS ENERGY MARKETING, LLC
                            (formerly known as Woodward Marketing,
                            L.L.C.), a Delaware limited liability
                            company



                            By:      /s/ LOUIS P. GREGORY
                                     -------------------------------------------
                            Name:    Louis P. Gregory
                            Title:   V.P. and General Counsel

                            the Borrower's Address:
                            11251 Northwest Freeway, Suite 400
                            Houston, Texas  77092
                            Attention:  Ronald W. Bahr
                            Telephone:  (713) 688-7771
                            Facsimile:  (713) 688-5124



                            GUARANTOR

                            ATMOS ENERGY HOLDINGS, INC.


                            By:      /s/ LOUIS P. GREGORY
                                     -------------------------------------------
                            Name:    Louis P. Gregory
                            Title:   V.P. and General Counsel



                            1800 Three Lincoln Centre
                            5430 LBJ Freeway
                            Dallas, TX 75240



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                            ACCEPTED, ACKNOWLEDGED AND AGREED:

                            ATMOS ENERGY CORPORATION


                            By:      /s/ LOUIS P. GREGORY
                                     -------------------------------------------
                            Name:     Louis P. Gregory
                            Title:   V.P. and General Counsel






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                            FORTIS CAPITAL CORP.,
                            a Connecticut corporation, as Administrative Agent, Collateral Agent, Issuing Bank, and a Bank


                            By:   /s/ IRENE RUMMEL
                                  -------------------------------------------
                                  Name: Irene Rummel
                                  Title: Senior Vice President


                            By:   /s/ LEONARD RUSSO
                                  -------------------------------------------
                                  Name: Leonard Russo
                                  Title: Director


                                 15455 N. Dallas Parkway
                                 Suite 1400
                                 Addison, TX  75001
                                 Telephone:  (214) 953-9313
                                 Facsimile:  (214) 969-9332


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                                 BNP PARIBAS,
                                 a bank organized under the laws of France, as a Bank, Issuing Bank, and Documentation Agent

                                 By: /s/ EDWARD CHIN
                                     -------------------------------------------
                                 Name: Edward Chin
                                 Title: Managing Director

                                 By: /s/ SALLY HASWELL
                                     -------------------------------------------
                                 Name: Sally Haswell
                                 Title: Director



                                 787 Seventh Avenue
                                 New York, New York  10019
                                 Attention:  Ed Chin
                                 Telephone:  (212) 841-2020
                                 Facsimile:  (212) 841-2536


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                                 SOCIETE GENERALE, as a Bank


                                 By: /s/ BARBARA PAULSEN
                                     -------------------------------------------
                                 Name: Barbara Paulsen
                                 Title: Director

                                 1221 Avenue of the Americas
                                 New York, New York  10020
                                 Attention:  Barbara Paulsen
                                 Telephone:  (212) 278-6496
                                 Facsimile:  (212) 278-7417


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                                 NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH,
                                 as a Bank

                                 By: /s/ DAVID PERSHAD
                                     -------------------------------------------
                                 Name: David Pershad
                                 Title: Vice President

                                 By: /s/ GUILLAUME DE PARASCAU
                                     -------------------------------------------
                                 Name: Guillaume de Parscau
                                 Title: First Vice President & Manager
                                           Commodities Finance Group

                                 1251 Avenue of the Americas, 34th Floor
                                 New York, New York  10020
                                 Attention:  David Pershad
                                 Telephone:  (212) 872-5015
                                 Facsimile:  (212) 354-9095




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                                 RZB FINANCE LLC, as a Bank


                                 By: /s/ HERMINE KIROLOS
                                     -------------------------------------------
                                 Name: Hermine Kirolos
                                 Title: Group Vice President


                                 By: /s/ GRISELDA ALVIZO
                                     -------------------------------------------
                                 Name: Griselda Alvizo
                                 Title: Vice President


                                 1133 Avenue of the Americas
                                 New York, New York  10036
                                 Attention:  Hermine Kirolos
                                 Telephone:  (212) 845-4114
                                 Facsimile:  (212) 944-6389

















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                                UFJ BANK LIMITED, NEW YORK BRANCH, as a Bank

                                By:  /s/L.J. PERENYI
                                     -------------------------------------------
                                Name: L.J. Perenyi
                                Title: Vice President


                                Attention:  Seiji Tate
                                Telephone:  212-339-6235
                                Facsimile:  213-754-2360



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                                BROWN BROTHERS HARRIMAN & CO., as a Bank

                                By:    /s/ JOHN C. SANTOS, JR.
                                       -----------------------------------------
                                Name:  John C. Santos, Jr.
                                Title: Managing Director

                                40 Broadway
                                New York, New York 10005
                                Attention:  Paul Feldman
                                Telephone:  (212) 493-7732
                                Facsimile:  (212) 493-8998